UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2025

SHF Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40524	86-2409612
(Commission File Number)	(IRS Employer Identification No.)

1526 Cole Blvd., Suite 250

 Golden, Colorado 80401

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (303) 431-3435

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Class A Common Stock, $0.0001 par value per share	SHFS	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	SHFSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

A special meeting (“Special Meeting”) of the stockholders of SHF Holdings, Inc. (the “Company”) was held on March 13, 2025 at approximately 4:30 p.m. Eastern Time.

As of February 11, 2025, the record date for the Special Meeting, there were 55,730,753 shares of the Company’s Class A Common Stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding. At the Special Meeting, stockholders holding an aggregate of 42,445,430 shares of Class A Common Stock, representing 76.16% of the outstanding shares of Common Stock as of the record date, and which constituted a quorum pursuant to the Company’s bylaws.

At the Special Meeting, the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the Company’s definitive Proxy Statement on Schedule 14A (the “Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 3, 2025. The final results of such stockholder voting on each proposal brought before the Special Meeting are as follows:

Proposal One: to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the outstanding Class A common stock, par value $0.0001 per share, of the Company at a ratio of not more than 1-for-20, at the discretion of the Board.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
41,784,116	661,114	200	n/a

Proposal Two: to approve any adjournment of the Special Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal One if there are not sufficient votes at the time of the Special Meeting to adopt Proposal One or to establish a quorum. Proposal One, having received the votes required by applicable law, was declared to be duly adopted by the Company’s stockholders. As such, a vote of the proposal to authorize adjournment of the Special Meeting was unnecessary.

VOTES FOR	VOTES AGAINST	VOTES ABSTAINED	BROKER NON-VOTES
41,798,619	646,016	795	n/a

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHF HOLDINGS, INC.

Date: March 14, 2025	By:	/s/ Donnie Emmi
Donnie Emmi
Chief Legal Officer